SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported) February  10, 1999
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                          PEDIATRIX MEDICAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)



                                     Florida
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                 (State or other jurisdiction of incorporation)


                    0-26762                               65-0271219
            (Commission File Number)          (IRS Employer Identification No.)
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                           1455 North Park Drive
                          Ft. Lauderdale, Florida                     33326
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               (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (954) 384-0175
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         Attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 and incorporated by reference herein are copies of the press releases issued by the Registrant on February 10, 1999 (parts of which have been superceded by the press release dated February 12, 1999), February 12, 1999 and February 22, 1999, respectively.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits

         99.1 Press Release of the Registrant dated February 10, 1999 (parts of which have been superceded by Exhibit 99.2).

         99.2     Press Release of the Registrant dated February 12, 1999.

         99.3     Press Release of the Registrant dated February 22, 1999.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PEDIATRIX MEDICAL GROUP, INC.



Date:  March 16, 1999                             By: /s/ Karl B. Wagner
                                                      -------------------------
                                                       Karl B. Wagner
                                                       Chief Financial Officer






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
                                  EXHIBIT INDEX
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Exhibit No.                    Description
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99.1                           Press Release dated February 10, 1999.
99.2                           Press Release, dated February 12, 1998.
99.3                           Press Release, dated February 22, 1999.